UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2014

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Stockholders of Alleghany Corporation (“Alleghany”) held on April 25, 2014: (i) four directors were elected to serve for three-year terms on the Board of Directors of Alleghany, (ii) the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2014 fiscal year was ratified, and (iii) an advisory vote on Alleghany executive compensation was approved. Set forth below are the voting results for these proposals:

	For	Against	Abstain	Broker Non-Votes
(i) Election of Directors

(a) Rex D. Adams	14,668,154	140,998	10,504	568,514

(b) Ian H. Chippendale	14,655,031	154,530	10,095	568,514

(c) Weston M. Hicks	14,783,121	26,398	10,137	568,514

(d) Jefferson W. Kirby	14,799,461	10,080	10,115	568,514

(ii) Ratification of the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2014 fiscal year	15,367,030	5,335	15,805	N/A

(iii) Advisory vote on Alleghany’s executive compensation	12,298,035	2,332,624	188,997	568,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: April 28, 2014	By:	/s/ John L. Sennott, Jr.
		Name:	John L. Sennott, Jr.
		Title:	Senior Vice President

3